                      METROPOLITAN LIFE INSURANCE COMPANY


         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICIES


                      SUPPLEMENT DATED MAY 1, 2017 TO THE
           PROSPECTUS DATED MAY 1, 2006, AS PREVIOUSLY SUPPLEMENTED


This supplement updates certain information contained in your last prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus and any supplements, without charge, on written request sent to our Administrative Office, MetLife GVUL, Mail Code A2-10, 13045 Tesson Ferry Road, St. Louis, MO 63128. New Policies are no longer available for sale.


You allocate net premiums to and may transfer cash value among the General Account and the Investment Divisions of Paragon Separate Account D. Each Investment Division, in turn, invests in shares of one of the following Funds:


DEUTSCHE VARIABLE SERIES I -- CLASS A
     Deutsche CROCI(R) International VIP


DEUTSCHE VARIABLE SERIES II -- CLASS A
     Deutsche Government Money Market VIP


FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
     Contrafund(R) Portfolio
     Equity-Income Portfolio
     Growth Portfolio
     Index 500 Portfolio


MFS(R) VARIABLE INSURANCE TRUST -- INITIAL CLASS
     MFS(R) Growth Series


PUTNAM VARIABLE TRUST -- CLASS IA
     Putnam VT Growth Opportunities Fund
     Putnam VT High Yield Fund
     Putnam VT Income Fund
     Putnam VT Multi-Cap Growth Fund


T. ROWE PRICE EQUITY SERIES, INC.
     New America Growth Portfolio
     Personal Strategy Balanced Portfolio


T. ROWE PRICE FIXED INCOME SERIES, INC.
     Limited-Term Bond Portfolio


The prospectuses for the Funds describe in greater detail an investment in the Funds listed above. YOU MAY OBTAIN PROSPECTUSES FOR THE FUNDS BY CALLING OUR ADMINISTRATIVE OFFICE AT (800) 756-0124.

FEE TABLES
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FUND CHARGES AND EXPENSES


The next tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2016. The expenses shown are those incurred for the year ended December 31, 2016. Current or future expenses may be greater or less than those shown.


The first table shows the minimum and maximum total annual operating expenses charged by the Funds for the fiscal year ended December 31, 2016. The second table shows the total annual operating expenses (in some cases before and after fee waivers or expense reimbursements) charged by each Fund for the fiscal year ended December 31, 2016, as a percentage of the Fund's average daily net assets for the year. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.


MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                               MINIMUM MAXIMUM
                                                                               ------- -------
     TOTAL ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets, including management
      fees, distribution and/or service (12b-1) fees, and other expenses)       0.10%   1.12%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.

                                           DISTRIBUTION                         TOTAL    FEE WAIVER   NET TOTAL
                                              AND/OR               ACQUIRED    ANNUAL      AND/OR      ANNUAL
                                MANAGEMENT   SERVICE     OTHER    FUND FEES   OPERATING    EXPENSE    OPERATING
FUND                               FEE     (12B-1) FEES EXPENSES AND EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
DEUTSCHE VARIABLE SERIES I --
 CLASS A
 Deutsche CROCI(R)
  International VIP                0.79%        --        0.33%        --       1.12%       0.28%       0.84%
DEUTSCHE VARIABLE SERIES II --
 CLASS A
 Deutsche Government
  Money Market VIP                 0.24%        --        0.26%        --       0.50%         --        0.50%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
 Contrafund(R) Portfolio           0.55%        --        0.08%        --       0.63%         --        0.63%
 Equity-Income Portfolio           0.45%        --        0.09%      0.05%      0.59%         --        0.59%
 Growth Portfolio                  0.55%        --        0.09%        --       0.64%         --        0.64%
 Index 500 Portfolio               0.05%        --        0.05%        --       0.10%         --        0.10%

                                         DISTRIBUTION                         TOTAL    FEE WAIVER   NET TOTAL
                                            AND/OR               ACQUIRED    ANNUAL      AND/OR      ANNUAL
                              MANAGEMENT   SERVICE     OTHER    FUND FEES   OPERATING    EXPENSE    OPERATING
FUND                             FEE     (12B-1) FEES EXPENSES AND EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
MFS(R) VARIABLE INSURANCE
 TRUST -- INITIAL CLASS
 MFS(R) Growth Series            0.72%        --        0.04%        --       0.76%         --        0.76%
PUTNAM VARIABLE TRUST --
 CLASS IA
 Putnam VT Growth
  Opportunities Fund             0.56%        --        0.12%        --       0.68%         --        0.68%
 Putnam VT High Yield Fund       0.57%        --        0.15%        --       0.72%         --        0.72%
 Putnam VT Income Fund           0.40%        --        0.19%        --       0.59%         --        0.59%
 Putnam VT Multi-Cap
  Growth Fund                    0.56%        --        0.12%        --       0.68%         --        0.68%
T. ROWE PRICE EQUITY SERIES,
 INC.
 New America Growth
  Portfolio                      0.85%        --          --         --       0.85%         --        0.85%
 Personal Strategy Balanced
  Portfolio                      0.90%        --          --       0.13%      1.03%       0.13%       0.90%
T. ROWE PRICE FIXED INCOME
 SERIES, INC.
 Limited-Term Bond Portfolio     0.70%        --          --         --       0.70%         --        0.70%

The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds' prospectuses for additional information regarding these arrangements.



THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS
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THE FUNDS


Each Investment Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.


The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser, and, if applicable, the sub-adviser, of each Fund.


               FUND                               INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
DEUTSCHE VARIABLE SERIES I
--CLASS A
Deutsche CROCI(R)                   Seeks long-term growth of capital.                 Deutsche Investment
International VIP                                                                      Management Americas Inc.
DEUTSCHE VARIABLE SERIES II
--CLASS A
Deutsche Government Money           Seeks maximum current income to the extent         Deutsche Investment
Market VIP                          consistent with stability of principal.            Management Americas Inc.
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
Contrafund(R) Portfolio             Seeks long-term capital appreciation.              Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
Equity-Income Portfolio             Seeks reasonable income. The fund will also        Fidelity Management &
                                    consider the potential for capital                 Research Company
                                    appreciation. The fund's goal is to achieve a      Subadviser: FMR Co., Inc.
                                    yield which exceeds the composite yield on
                                    the securities comprising the S&P 500(R)
                                    Index.
Growth Portfolio                    Seeks to achieve capital appreciation.             Fidelity Management &
                                                                                       Research Company
                                                                                       Subadviser: FMR Co., Inc.
Index 500 Portfolio                 Seeks investment results that correspond to        Fidelity Management &
                                    the total return of common stocks publicly         Research Company
                                    traded in the United States, as represented by     Subadvisers: FMR Co., Inc.;
                                    the S&P 500(R) Index.                              Geode Capital Management,
                                                                                       LLC
MFS(R) VARIABLE INSURANCE
TRUST -- INITIAL CLASS
MFS(R) Growth Series                Seeks capital appreciation.                        Massachusetts Financial
                                                                                       Services Company
PUTNAM VARIABLE TRUST --
CLASS IA
Putnam VT Growth                    Seeks capital appreciation.                        Putnam Investment
Opportunities Fund                                                                     Management, LLC
Putnam VT High Yield Fund           Seeks high current income. Capital growth is       Putnam Investment
                                    a secondary goal when consistent with              Management, LLC
                                    achieving high current income.
Putnam VT Income Fund               Seeks high current income consistent with          Putnam Investment
                                    what Putnam Investment Management, LLC             Management, LLC
                                    believes to be prudent risk.
Putnam VT Multi-Cap                 Seeks long-term capital appreciation.              Putnam Investment
Growth Fund                                                                            Management, LLC

               FUND                               INVESTMENT OBJECTIVE                 INVESTMENT ADVISER/SUBADVISER
T. ROWE PRICE EQUITY SERIES,
INC.
New America Growth                  Seeks to provide long-term capital growth by       T. Rowe Price Associates, Inc.
Portfolio                           investing primarily in the common stocks of
                                    growth companies.
Personal Strategy Balanced          Seeks the highest total return over time           T. Rowe Price Associates, Inc.
Portfolio                           consistent with an emphasis on both capital
                                    appreciation and income.
T. ROWE PRICE FIXED INCOME
SERIES, INC.
Limited-Term Bond Portfolio         Seeks a high level of income consistent with       T. Rowe Price Associates, Inc.
                                    moderate fluctuations in principal value.

POLICY BENEFITS
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TRANSFERS--RESTRICTIONS ON FREQUENT TRANSFERS


The following paragraphs in this section have been modified.


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the portfolio manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.


FEDERAL TAX MATTERS
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The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or where a business is the Owner of the Policy covering the life of an employee, if certain notice and consent and other requirements are not satisfied.


Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract.


MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, or in the seven years after a "material change," the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. For joint and last survivor policies, if there is a reduction in the benefits under the Policy at any time, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven years, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.


If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of Certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.


Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.


INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy gain.


Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.


MULTIPLE POLICIES. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.


ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Death Benefit Settlement Option Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy purchase.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


WE HAVE THE RIGHT TO MODIFY THE POLICY IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.


OUR INCOME TAXES. Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.


Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy owners since the Company is the owner of the assets from which the tax benefits are derived.